UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/04/2005

Unitrin, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-18298

DE	95-4255452
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of Principal Executive Offices, Including Zip Code)

312-661-4600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

At the 2005 Annual Meeting of Shareholders of Unitrin, Inc. (the "Company") held on May 4, 2005, shareholders approved the Company's 2005 Restricted Stock and Restricted Stock Unit Plan (the "Plan"). A summary description of the material terms of the Plan is incorporated herein by reference to the discussion about Proposal 2 on pages 37 - 41 of the Company's Proxy Statement for the 2005 Annual Meeting of Shareholders (the "2005 Proxy Statement"), which was filed with the Securities and Exchange Commission on March 28, 2005. A copy of the Plan is incorporated as an exhibit hereto by reference to Appendix B to the 2005 Proxy Statement.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Unitrin, Inc.

Date: May 10, 2005.	By:	/s/ Scott Renwick
Scott Renwick
Senior Vice President